UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-01236

DWS Market Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2011 Annual Report to Shareholders

DWS Balanced Fund

Contents
4 Portfolio Management Review
8 Performance Summary
11 Information About Your Fund's Expenses
13 Portfolio Summary
15 Investment Portfolio
40 Statement of Assets and Liabilities
42 Statement of Operations
43 Statement of Changes in Net Assets
44 Financial Highlights
49 Notes to Financial Statements
64 Report of Independent Registered Public Accounting Firm
65 Tax Information
66 Investment Management Agreement Approval
71 Summary of Management Fee Evaluation by Independent Fee Consultant
75 Board Members and Officers
80 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

Performance is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The global financial market showed two very different faces to investors during the past 12 months ending October 31, 2011. The first was the positive market environment that existed from the beginning of the fund's annual period through the end of April. During this time, a backdrop of low short-term interest rates, sturdy economic growth and elevated investor risk appetites led to excellent performance for the world stock markets and the non-Treasury "spread sectors" of the bond market, such as corporate, high-yield and emerging-markets bonds.1

During the latter half of the reporting period, the situation reversed dramatically. The sudden emergence of concerns about economic growth, together with renewed worries about the European debt crisis, led to substantial disruptions in the global financial markets. Investors' aversion to risk rose dramatically, contributing to underperformance for higher-risk assets and sparking a flight into U.S. Treasuries and developed-market government bonds. Stocks fell sharply during this period, with the worst performance occurring in the August-September interval.

For the full annual period, large-cap domestic stocks — as measured by the Standard & Poor's 500® (S&P 500) Index — finished with the strongest performance among the major asset classes:2
Asset Class	Index	Return
Large-Cap Domestic Stocks	S&P 500 Index	8.09%
Large-Cap Domestic Stocks	Russell 1000® Index3	8.01%
Small-Cap Domestic Stocks	Russell 2000® Index4	6.71%
Developed-Market International Stocks	MSCI EAFE Index5	-4.08%
Emerging Markets Stocks	MSCI Emerging Markets Index6	-7.72%
Domestic Bonds	Barclays Capital U.S. Aggregate Bond Index7	5.00%

The Class A shares of DWS Balanced Fund returned 2.11% during the one-year period ended October 31, 2011. The fund's equity benchmark, the Russell 1000 Index, returned 8.01%, while its fixed-income benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 5.00%.

Positive and Negative Contributors to Performance

DWS Balanced Fund uses numerous investment strategies, including investments in four exchange-traded funds, or ETFs.8 The fund also seeks to enhance total returns by employing a global tactical asset allocation overlay strategy (GTAA). The global tactical asset allocation (GTAA) strategy seeks to identify the relative values among the global bond, currency and equity markets, and then to benefit from the disparities through investments including, but not limited to, futures, options and currency forwards.

Three key factors led to the fund's underperformance in the annual period. First, the GTAA strategy finished the year with a negative total return, which offset some of the gains in the equity and fixed-income portions of the fund. Second, a number of the underlying strategies underperformed their respective benchmarks, which in turn pressured the relative performance of the fund as a whole. And third, the fund held an average weighting of 17% in international equities, which lagged their U.S. counterparts by a wide margin. On a longer-term basis, however, we believe international stocks are a critical element of a truly diversified portfolio.9

In terms of absolute performance, the best returns were turned in by the fund's domestic equity strategies, which include investments across the range of market capitalization (large to small) and investment style (growth and value).10 This portion of the portfolio had a weighting of 44% as of October 31, 2011. However, as noted above, the negative return of the fund's international allocation proved to be a drag on performance within the fund's equity weighting.

The fund's bond allocation also finished with positive returns, with all segments of the fund — high yield, emerging markets, global inflation-linked bonds, the core fixed-income strategy and our position in the SPDR Barclays Capital International Treasury Bond ETF — finishing the annual period with a gain. In addition, the fund's allocation to bonds provided income and a measure of ballast at a time of highly volatile performance for stocks. We believe this underscores the potential value of the fund's highly diversified approach.11

We also measure each of the fund's underlying investments in terms of their relative performance or, in other words, how well they performed in relation to their respective benchmarks. Investments that outperformed and added meaningful value for the fund were the U.S. core fixed-income and global inflation-protected bond strategies. Aside from the GTAA strategy, the largest detractors from relative performance — i.e., those that lagged their respective benchmarks by the widest margin — were U.S. large-cap growth equity, U.S. large-cap value equity and international equity.

Outlook and Positioning

We believe the world equity markets are likely to experience continued volatility due to slower economic growth in the United States and the continuation of the Eurozone debt crisis. Still, we believe the markets have largely priced in these risks, creating opportunities for longer-term investors.12

We are maintaining a rigorous approach to strategic and tactical asset allocation, combined with diligent risk management. As the market environment continues to evolve, we will review these strategic allocations annually and alter the asset mix as we deem appropriate.

We believe DWS Balanced Fund, by virtue of its extensive diversification, continues to offer investors a compelling way to gain exposure to a wide range of asset classes within the global financial markets. We continue to review asset allocation and manager allocation periodically, and we are always looking for opportunities to increase diversification among managers and investment styles.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Balanced Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Subadvisors

QS Investors, LLC ("QS Investors"), New York, New York, is a subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Deutsche Asset Management International GmbH ("DeAMi"), a U.S. registered investment advisor, was a subadvisor for the fund until December 1, 2011, rendering investment advisory and management services to a portion of the fund's large-cap value allocation. Beginning on December 1, 2011, DIMA assumed all day-to-day advisory responsibilities for the fund that were previously delegated to DeAMi. The fund's portfolio managers will continue to provide advisory services to the fund as employees of DIMA.

Portfolio Management Team

Robert Wang

Inna Okounkova

Thomas Picciochi

Portfolio Managers, QS Investors

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 Spread sectors include all non-U.S. Treasury, investment-grade sectors, including federal agency securities, corporate bonds, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities.

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

3 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

4 The Russell 2000 Index tracks the performance of the 2,000 smallest stocks in the Russell 3000® Index.

5 The MSCI EAFE Index tracks the performance of stocks in select developed markets outside of the United States.

6 The MSCI Emerging Markets Index tracks the performance of stocks in select developing markets.

7 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market-value- weighted measure of Treasury issues, corporate bond issues and mortgage securities.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

8 An ETF is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

9 "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means it holds a higher weighting.

10 Absolute return is the return, expressed as a percentage, which an asset achieves over a certain period of time.

11 Diversification cannot protect against a loss.

12 The Eurozone represents the regions that have fully incorporated the euro as their national currency.

Performance Summary October 31, 2011
Average Annual Total Returns as of 10/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	2.11%	10.00%	0.82%	2.45%
Class B	1.06%	9.00%	0.19%	1.78%
Class C	1.16%	9.09%	-0.04%	1.58%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-3.76%	7.85%	-0.36%	1.85%
Class B (max 4.00% CDSC)	-1.94%	8.44%	0.01%	1.78%
Class C (max 1.00% CDSC)	1.16%	9.09%	-0.04%	1.58%
No Sales Charges					Life of Class S*
Class S	2.20%	10.24%	1.01%	N/A	2.62%
Institutional Class	2.37%	10.32%	1.11%	2.77%	N/A
Russell 1000® Index+	8.01%	12.22%	0.54%	4.17%	3.35%
Barclays Capital U.S. Aggregate Bond Index++	5.00%	8.87%	6.41%	5.46%	5.88%

* Class S shares commenced operations on March 14, 2005. Index returns began on March 31, 2005.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2011 are 0.99%, 2.02%, 1.81%, 0.79% and 0.62% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Balanced Fund — Class A [] Russell 1000 Index+ [] Barclays Capital U.S. Aggregate Bond Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

++ The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/11	$8.91	$8.91	$8.89	$8.91	$8.91
10/31/10	$8.85	$8.85	$8.84	$8.85	$8.86
Distribution Information: Twelve Months as of 10/31/11: Income Dividends	$.13	$.03	$.05	$.14	$.16

Morningstar Rankings — Moderate Allocation Funds Category as of 10/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	749	of	951	78
3-Year	607	of	838	72
5-Year	576	of	713	80
10-Year	366	of	384	95
Class B 1-Year	871	of	951	91
3-Year	706	of	838	84
5-Year	641	of	713	89
10-Year	378	of	384	98
Class C 1-Year	861	of	951	90
3-Year	697	of	838	83
5-Year	658	of	713	92
10-Year	379	of	384	98
Class S 1-Year	739	of	951	77
3-Year	579	of	838	69
5-Year	558	of	713	78
Institutional Class 1-Year	716	of	951	75
3-Year	560	of	838	67
5-Year	542	of	713	76
10-Year	348	of	384	90

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2011 to October 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$936.20	$931.40	$931.20	$936.20	$936.00
Expenses Paid per $1,000*	$4.49	$8.62	$8.37	$3.47	$3.27
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,020.57	$1,016.28	$1,016.53	$1,021.63	$1,021.83
Expenses Paid per $1,000*	$4.69	$9.00	$8.74	$3.62	$3.41

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Balanced Fund	.92%	1.77%	1.72%	.71%	.67%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/11	10/31/10

Common Stocks	51%	52%
Exchange-Traded Funds — Equity	5%	4%
Total Equity	56%	56%
Corporate Bonds	8%	8%
Government & Agency Obligations	13%	11%
Mortgage-Backed Securities Pass-Throughs	12%	9%
Commercial Mortgage-Backed Securities	0%	2%
Exchange-Traded Funds — Fixed Income	3%	3%
Asset-Backed	1%	0%
Total Fixed Income	37%	33%
Cash Equivalents	7%	11%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Loan Participations and Assignments, Preferred Securities and Other Investments)	10/31/11	10/31/10

Information Technology	16%	15%
Financials	15%	14%
Health Care	13%	10%
Energy	12%	13%
Consumer Discretionary	10%	12%
Industrials	10%	11%
Consumer Staples	9%	10%
Utilities	6%	4%
Materials	5%	6%
Telecommunication Services	4%	5%
	100%	100%

Asset allocation and sector diversification are subject to change.
Ten Largest Equity Holdings at October 31, 2011 (8.4% of Net Assets)
1. Apple, Inc. Manufacturer of personal computers and communication solutions	1.6%
2. Microsoft Corp. Developer of computer software	0.9%
3. GlaxoSmithKline PLC Develops, manufacturers, and markets vaccines and medicines	0.8%
4. McKesson Corp. Provider of health care services	0.8%
5. Oracle Corp. Supplier of software for enterprise information management	0.8%
6. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	0.7%
7. QUALCOMM, Inc. Developer and manufacturer of communication systems	0.7%
8. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	0.7%
9. Occidental Petroleum Corp. Producer of oil and natural gas	0.7%
10. Dassault Systems SA Designer, manufacturer and engineer of software products	0.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2011
	Shares	Value ($)

Common Stocks 53.3%
Consumer Discretionary 4.9%
Auto Components 0.6%
BorgWarner, Inc.* (a)	35,062	2,681,892
Bridgestone Corp.	16,400	383,662
Continental AG*	11,300	841,340
Minth Group Ltd.	461,567	471,933
Nippon Seiki Co., Ltd.	33,273	334,914
Tenneco, Inc.*	5,807	190,005
TRW Automotive Holdings Corp.*	37,958	1,598,032
		6,501,778
Automobiles 0.3%
Honda Motor Co., Ltd.	48,281	1,455,267
Renault SA	48,000	2,001,719
		3,456,986
Distributors 0.3%
Genuine Parts Co.	44,956	2,581,823
Li & Fung Ltd.	224,000	432,407
		3,014,230
Diversified Consumer Services 0.3%
H&R Block, Inc.	215,259	3,291,310
Hotels Restaurants & Leisure 0.8%
Bwin.Party Digital Entertainment PLC	62,199	108,939
Domino's Pizza UK & IRL PLC	56,690	415,210
Dunkin' Brands Group, Inc.*	1,921	55,920
McDonald's Corp.	27,620	2,564,517
Paddy Power PLC (b)	261	14,280
Paddy Power PLC (b)	11,263	621,954
REXLot Holdings Ltd.	6,784,878	473,361
Starwood Hotels & Resorts Worldwide, Inc.	64,240	3,219,066
Trump Entertainment Resorts, Inc.*	8	146
Wynn Resorts Ltd. (a)	8,115	1,077,672
		8,551,065
Household Durables 0.1%
Hajime Construction Co., Ltd.	13,446	292,691
Jarden Corp.	10,185	326,226
Sony Corp.	24,300	510,971
		1,129,888
Internet & Catalog Retail 0.0%
Shutterfly, Inc.*	5,459	227,477
Leisure Equipment & Products 0.1%
Universal Entertainment Corp.	27,105	717,619
Media 0.1%
Aegis Group PLC	88,907	194,698
Charm Communications, Inc. (ADR)* (a)	34,511	345,110
Dex One Corp.*	819	510
JC Decaux SA*	14,409	384,130
Postmedia Network Canada Corp.*	1,872	18,960
SuperMedia, Inc.*	154	266
Vertis Holdings, Inc.*	345	6,120
		949,794
Multiline Retail 0.4%
Dollar General Corp.*	39,598	1,570,456
Nordstrom, Inc.	41,001	2,078,341
Parkson Retail Asia Ltd.*	81,000	60,679
		3,709,476
Specialty Retail 1.1%
Advance Auto Parts, Inc.	6,641	432,130
Aeropostale, Inc.*	16,467	224,939
Bed Bath & Beyond, Inc.* (a)	39,806	2,461,603
Dick's Sporting Goods, Inc.*	57,205	2,236,143
Fast Retailing Co., Ltd.	1,400	251,477
Guess?, Inc.	9,344	308,259
hhgregg, Inc.* (a)	15,328	195,432
L'Occitane International SA	145,212	318,639
Limited Brands, Inc.	106,566	4,551,434
Sally Beauty Holdings, Inc.*	21,426	411,165
Urban Outfitters, Inc.*	12,218	332,940
		11,724,161
Textiles, Apparel & Luxury Goods 0.8%
Burberry Group PLC	16,448	352,001
Coach, Inc.	26,525	1,725,982
Deckers Outdoor Corp.*	7,806	899,563
NIKE, Inc. "B"	49,471	4,766,531
		7,744,077
Consumer Staples 5.3%
Beverages 1.1%
C&C Group PLC (b)	2,703	10,803
C&C Group PLC (b)	113,661	460,306
Carlsberg AS "B"	9,571	643,108
Heineken NV	54,000	2,615,300
PepsiCo, Inc.	124,119	7,813,291
		11,542,808
Food & Staples Retailing 1.7%
AIN Pharmaciez, Inc.	5,336	218,300
Costco Wholesale Corp.	42,315	3,522,724
CVS Caremark Corp.	115,073	4,177,150
Kato Sangyo Co., Ltd.	12,281	241,305
Tesco PLC	33,200	213,971
Wal-Mart Stores, Inc. (a)	48,425	2,746,666
Walgreen Co.	60,449	2,006,907
Wesfarmers Ltd.	15,681	527,492
Whole Foods Market, Inc.	42,733	3,081,904
Woolworths Ltd.	39,000	969,881
		17,706,300
Food Products 1.8%
Diamond Foods, Inc. (a)	10,065	661,774
General Mills, Inc.	57,731	2,224,376
Golden Agri-Resources Ltd.	3,220,000	1,631,599
Green Mountain Coffee Roasters, Inc.*	2,875	186,933
Kellogg Co. (a)	120,757	6,546,237
Kraft Foods, Inc. "A"	72,795	2,560,928
Mead Johnson Nutrition Co.	35,371	2,541,406
Sara Lee Corp.	122,604	2,182,351
SunOpta, Inc.* (a)	71,061	370,938
TreeHouse Foods, Inc.*	6,197	380,124
		19,286,666
Tobacco 0.7%
Altria Group, Inc.	156,521	4,312,154
Philip Morris International, Inc.	35,183	2,458,236
		6,770,390
Energy 6.0%
Energy Equipment & Services 1.6%
AMEC PLC	28,641	424,212
Complete Production Services, Inc.*	3,720	122,016
Dresser-Rand Group, Inc.*	8,266	400,074
Halliburton Co.	47,920	1,790,291
John Wood Group PLC	33,342	330,060
Lamprell PLC	69,076	266,822
National Oilwell Varco, Inc.	14,214	1,013,885
Noble Corp.*	88,282	3,172,855
Oil States International, Inc.*	28,093	1,955,554
ProSafe SE	34,677	262,351
SBM Offshore NV	26,311	578,391
Schlumberger Ltd.	59,721	4,387,702
Tecnicas Reunidas SA	4,288	172,545
Transocean Ltd.	38,378	2,193,303
		17,070,061
Oil, Gas & Consumable Fuels 4.4%
Anadarko Petroleum Corp.	53,015	4,161,677
Approach Resources, Inc.* (a)	10,122	247,078
BP PLC	39,000	287,470
Canadian Natural Resources Ltd.	89,313	3,157,214
Chevron Corp.	45,448	4,774,312
Cloud Peak Energy, Inc.*	13,164	302,114
ConocoPhillips	42,996	2,994,671
EOG Resources, Inc.	35,518	3,176,375
Exxon Mobil Corp.	53,679	4,191,793
Inpex Corp.	155	1,019,751
Marathon Oil Corp.	108,692	2,829,253
Marathon Petroleum Corp.	69,033	2,478,285
Nexen, Inc.	114,563	1,945,280
Occidental Petroleum Corp.	78,743	7,318,374
Plains Exploration & Production Co.*	49,288	1,552,572
Rosetta Resources, Inc.* (a)	4,426	196,249
Royal Dutch Shell PLC "B"	43,700	1,568,276
Suncor Energy, Inc.	110,890	3,538,500
Ultra Petroleum Corp.*	5,203	165,768
		45,905,012
Financials 6.2%
Capital Markets 0.7%
Affiliated Managers Group, Inc.*	2,875	266,254
Ameriprise Financial, Inc.	26,227	1,224,276
Ashmore Group PLC	103,890	572,875
Hargreaves Lansdown PLC	21,491	172,205
ICAP PLC	30,971	199,838
Jefferies Group, Inc.	17,338	229,902
Lazard Ltd. "A"	6,510	177,983
Partners Group Holding AG	2,721	508,349
T. Rowe Price Group, Inc. (a)	64,842	3,426,251
UOB-Kay Hian Holdings Ltd.	186,663	228,420
Waddell & Reed Financial, Inc. "A"	8,446	234,208
		7,240,561
Commercial Banks 1.2%
Banco Comercial Portugues SA (Registered)* (a)	2,880,000	615,050
BOC Hong Kong (Holdings) Ltd.	985,000	2,293,779
DBS Group Holdings Ltd.	104,000	1,014,559
DGB Financial Group, Inc.*	30,094	374,092
DnB NOR ASA	70,000	809,520
Mizuho Financial Group, Inc.	330,000	462,825
National Australia Bank Ltd.	187,365	5,001,227
Prosperity Bancshares, Inc.	8,924	343,485
Resona Holdings, Inc.	205,000	915,795
Societe Generale	21,496	616,373
Sumitomo Mitsui Financial Group, Inc.	14,100	393,094
Zions Bancorp.	6,516	113,118
		12,952,917
Consumer Finance 0.2%
Discover Financial Services	91,823	2,163,350
Diversified Financial Services 0.4%
IG Group Holdings PLC	46,585	347,263
ING Groep NV (CVA)*	85,934	742,033
JPMorgan Chase & Co.	86,786	3,016,681
		4,105,977
Insurance 3.1%
Allianz SE (Registered)	19,820	2,214,190
Assurant, Inc.	86,830	3,346,428
AXA SA	249,003	4,000,505
Fidelity National Financial, Inc. "A"	169,841	2,622,345
HCC Insurance Holdings, Inc.	83,824	2,230,557
Lincoln National Corp.	153,425	2,922,746
MetLife, Inc.	57,850	2,034,006
Old Mutual PLC	508,691	892,521
PartnerRe Ltd.	58,264	3,625,186
Prudential Financial, Inc.	58,552	3,173,518
Transatlantic Holdings, Inc.	47,956	2,495,630
Zurich Financial Services AG*	13,450	3,091,072
		32,648,704
Real Estate Investment Trusts 0.3%
CapitaMall Trust (REIT)	1,340,000	1,983,587
Klepierre (REIT)	13,900	432,177
Westfield Group (REIT) (Units)	58,000	466,423
		2,882,187
Real Estate Management & Development 0.3%
Capitaland Ltd.	262,000	563,672
K Wah International Holdings Ltd.	1,259,482	335,169
Mitsubishi Estate Co., Ltd.	65,000	1,101,003
Mitsui Fudosan Co., Ltd.	65,000	1,075,028
Sumitomo Realty & Development Co., Ltd.	4,000	82,949
		3,157,821
Health Care 7.3%
Biotechnology 1.2%
Celgene Corp.*	82,553	5,351,911
Gilead Sciences, Inc.*	142,076	5,918,886
Onyx Pharmaceuticals, Inc.*	5,400	221,022
Pharmasset, Inc.*	9,152	644,301
		12,136,120
Health Care Equipment & Supplies 1.5%
Baxter International, Inc.	75,984	4,177,600
Becton, Dickinson & Co.	37,553	2,937,771
CareFusion Corp.*	65,278	1,671,117
CONMED Corp.*	9,177	241,080
Edwards Lifesciences Corp.*	20,713	1,562,174
NxStage Medical, Inc.* (a)	20,416	469,364
Sirona Dental Systems, Inc.*	6,489	310,823
St. Jude Medical, Inc.	58,558	2,283,762
Terumo Corp.	21,820	1,107,784
Thoratec Corp.*	17,848	651,631
Zeltiq Aesthetics, Inc.*	14,245	202,991
		15,616,097
Health Care Providers & Services 2.2%
Aetna, Inc.	56,611	2,250,853
Centene Corp.*	17,243	606,092
Express Scripts, Inc.*	88,275	4,036,816
Fleury SA	33,323	420,213
Fresenius Medical Care AG & Co. KGaA	16,896	1,229,241
Healthspring, Inc.*	7,507	404,928
Humana, Inc.	35,454	3,009,690
McKesson Corp.	99,908	8,147,497
Universal American Corp.	19,499	224,239
WellPoint, Inc.	36,076	2,485,636
		22,815,205
Health Care Technology 0.0%
SXC Health Solutions Corp.* (a)	8,960	419,507
Life Sciences Tools & Services 0.2%
Life Technologies Corp.*	9,256	376,442
Thermo Fisher Scientific, Inc.*	38,379	1,929,312
		2,305,754
Pharmaceuticals 2.2%
Flamel Technologies SA (ADR)* (a)	45,686	217,465
GlaxoSmithKline PLC	371,400	8,324,757
Merck & Co., Inc.	123,881	4,273,895
Mitsubishi Tanabe Pharma Corp.	158,300	2,746,213
Novo Nordisk AS "B"	22,024	2,325,671
Pacira Pharmaceuticals, Inc.* (a)	40,013	391,327
Questcor Pharmaceuticals, Inc.*	23,730	963,675
Teva Pharmaceutical Industries Ltd. (ADR)	85,874	3,507,953
VIVUS, Inc.* (a)	28,511	268,859
		23,019,815
Industrials 5.9%
Aerospace & Defense 1.9%
BE Aerospace, Inc.*	13,476	508,449
European Aeronautic Defence & Space Co.	141,000	4,135,844
Northrop Grumman Corp. (a)	40,121	2,316,988
Raytheon Co.	72,296	3,194,760
TransDigm Group, Inc.*	22,544	2,117,333
United Technologies Corp.	98,485	7,679,860
		19,953,234
Airlines 0.1%
Cebu Air, Inc.	132,562	235,881
Ryanair Holdings PLC (ADR)*	12,758	367,048
		602,929
Building Products 0.0%
Congoleum Corp.*	11,440	0
Commercial Services & Supplies 0.3%
Babcock International Group PLC	54,747	616,189
Quad Graphics, Inc.	177	3,491
Serco Group PLC	36,424	301,831
Stericycle, Inc.*	26,080	2,179,766
		3,101,277
Construction & Engineering 0.1%
Aecom Technology Corp.*	14,014	293,173
Chicago Bridge & Iron Co. NV	15,273	558,687
SOCAM Development Ltd.	202,250	190,120
Yongnam Holdings Ltd.	1,776,910	330,518
		1,372,498
Electrical Equipment 0.9%
AMETEK, Inc.	82,277	3,251,587
Mitsubishi Electric Corp.	110,800	1,020,254
Nidec Corp.	6,100	502,026
Prysmian SpA	13,515	203,144
Roper Industries, Inc.	37,135	3,011,649
Schneider Electric SA	13,032	754,860
		8,743,520
Machinery 1.6%
Altra Holdings, Inc.*	15,662	230,231
Amtek Engineering Ltd.*	475,633	273,549
Andritz AG	4,447	392,445
Austal Ltd.	98,386	232,567
Dover Corp.	101,286	5,624,412
EVA Precision Industrial Holdings Ltd.	1,800,336	464,019
Joy Global, Inc.	2,764	241,021
Mitsubishi Heavy Industries Ltd.	49,000	200,215
Nabtesco Corp.	30,300	661,882
Navistar International Corp.*	43,631	1,835,556
Parker Hannifin Corp.	48,599	3,963,248
Rational AG	1,736	399,595
Rotork PLC	13,782	371,541
SPX Corp.	28,696	1,567,089
WABCO Holdings, Inc.*	7,554	379,286
		16,836,656
Marine 0.1%
Kawasaki Kisen Kaisha Ltd.	166,000	337,974
Mitsui O.S.K Lines Ltd.	220,188	850,527
		1,188,501
Professional Services 0.0%
Brunel International NV	7,625	273,470
Road & Rail 0.4%
Norfolk Southern Corp.	60,149	4,450,424
Trading Companies & Distributors 0.4%
JFE Shoji Holdings, Inc.	68,870	278,641
MISUMI Group, Inc.	19,255	401,798
Mitsubishi Corp.	166,237	3,421,873
Sumikin Bussan Corp.	135,306	298,590
		4,400,902
Transportation Infrastructure 0.1%
Koninklijke Vopak NV	10,078	519,305
Information Technology 9.5%
Communications Equipment 1.3%
Brocade Communications Systems, Inc.*	283,659	1,242,426
Cisco Systems, Inc.	199,307	3,693,159
Harris Corp. (a)	7,085	267,459
Nokia Oyj	62,000	417,763
Polycom, Inc.*	8,029	132,719
QUALCOMM, Inc.	150,116	7,745,986
Sycamore Networks, Inc.	11,738	225,604
		13,725,116
Computers & Peripherals 2.4%
Apple, Inc.*	41,420	16,765,988
EMC Corp.* (a)	257,414	6,309,217
Hewlett-Packard Co.	85,695	2,280,344
		25,355,549
Electronic Equipment, Instruments & Components 0.1%
Cognex Corp.	10,679	361,911
E Ink Holdings, Inc.	237,286	486,265
Nippon Electric Glass Co., Ltd.	38,000	338,802
		1,186,978
Internet Software & Services 0.4%
Google, Inc. "A"*	4,869	2,885,564
Internet Initiative Japan, Inc.	55	199,533
NIC, Inc.	21,722	299,981
United Internet AG (Registered)	23,808	468,244
		3,853,322
IT Services 1.1%
Accenture PLC "A"	81,425	4,906,670
Cap Gemini	18,800	718,925
Cardtronics, Inc.*	21,832	544,272
International Business Machines Corp. (a)	21,716	4,009,425
VeriFone Systems, Inc.*	42,401	1,789,746
		11,969,038
Office Electronics 0.1%
Canon, Inc.	10,800	493,195
Semiconductors & Semiconductor Equipment 1.0%
ARM Holdings PLC	55,393	518,898
Atmel Corp.*	20,105	212,309
EZchip Semiconductor Ltd.*	5,900	214,937
FSI International, Inc.* (a)	58,393	144,231
Intel Corp. (a)	278,169	6,826,267
Skyworks Solutions, Inc.*	106,332	2,106,437
		10,023,079
Software 3.1%
Check Point Software Technologies Ltd.* (a)	45,094	2,598,767
Dassault Systemes SA	82,800	6,967,738
Microsoft Corp.	359,738	9,579,823
Oracle Corp.	238,911	7,829,113
Rovi Corp.*	6,829	338,309
SAP AG	58,483	3,524,166
Solera Holdings, Inc.	24,593	1,343,516
TiVo, Inc.*	23,140	250,606
		32,432,038
Materials 2.9%
Chemicals 1.4%
Air Products & Chemicals, Inc.	41,501	3,574,896
Ecolab, Inc. (a)	31,937	1,719,488
Lanxess AG	12,300	722,847
Potash Corp. of Saskatchewan, Inc.	49,142	2,325,891
Praxair, Inc.	33,035	3,358,669
The Mosaic Co.	46,952	2,749,509
		14,451,300
Construction Materials 0.0%
Wolverine Tube*	1,235	30,875
Containers & Packaging 0.3%
Sonoco Products Co.	104,067	3,266,663
Metals & Mining 1.2%
Freeport-McMoRan Copper & Gold, Inc. (a)	100,571	4,048,988
Goldcorp, Inc.	47,866	2,337,775
Newcrest Mining Ltd.	48,026	1,691,815
Newmont Mining Corp.	41,899	2,800,110
Randgold Resources Ltd. (ADR)	3,775	413,627
Walter Energy, Inc.	15,154	1,146,400
		12,438,715
Paper & Forest Products 0.0%
Schweitzer-Mauduit International, Inc.	7,328	515,305
Telecommunication Services 2.2%
Diversified Telecommunication Services 1.5%
AT&T, Inc.	143,244	4,198,481
Bezeq Israeli Telecommunication Corp., Ltd.	598,000	1,268,356
CenturyLink, Inc.	145,149	5,117,954
Inmarsat PLC	124,000	930,302
TeliaSonera AB	513,200	3,553,116
		15,068,209
Wireless Telecommunication Services 0.7%
American Tower Corp. "A"*	52,983	2,919,363
Softbank Corp.	27,900	907,673
Vodafone Group PLC (ADR)	132,532	3,689,691
		7,516,727
Utilities 3.1%
Electric Utilities 2.2%
American Electric Power Co., Inc.	83,856	3,293,864
Duke Energy Corp. (a)	146,620	2,993,980
Entergy Corp.	50,965	3,525,249
Exelon Corp. (a)	99,084	4,398,339
FirstEnergy Corp.	116,531	5,239,234
Kyushu Electric Power Co., Inc.	31,100	412,788
Red Electrica Corporacion SA	17,700	854,275
Southern Co.	49,083	2,120,386
Tokyo Electric Power Co., Inc.*	108,000	391,345
		23,229,460
Gas Utilities 0.4%
Snam Rete Gas SpA (a)	814,000	3,946,609
Multi-Utilities 0.4%
Centrica PLC	107,000	506,773
PG&E Corp.	99,168	4,254,307
		4,761,080
Water Utilities 0.1%
American Water Works Co., Inc.	36,503	1,114,436
Total Common Stocks (Cost $484,203,942)		557,583,523

Preferred Stock 0.1%
Consumer Discretionary
Porsche Automobil Holding SE (Cost $1,368,321)	20,100	1,172,892

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	207	35
Information Technology 0.0%
Kingboard Chemical Holdings Ltd., Expiration Date 10/31/2012*	12,800	1,705
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	506	2,146
Total Warrants (Cost $90,209)		3,886

		Principal Amount ($) (c)	Value ($)

Corporate Bonds 8.4%
Consumer Discretionary 1.4%
AMC Entertainment, Inc.:
8.0%, 3/1/2014 (a)		135,000	133,650
8.75%, 6/1/2019		520,000	549,900
Asbury Automotive Group, Inc., 7.625%, 3/15/2017		105,000	103,425
Avis Budget Car Rental LLC, 8.25%, 1/15/2019		65,000	64,838
Cablevision Systems Corp., 8.625%, 9/15/2017		1,000,000	1,085,000
Caesar's Entertainment Operating Co., Inc.:
10.0%, 12/15/2018 (a)		100,000	75,375
11.25%, 6/1/2017		230,000	246,100
CCO Holdings LLC, 6.5%, 4/30/2021		780,000	780,000
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		735,000	768,075
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		15,000	16,200
Series B, 9.25%, 12/15/2017		20,000	21,700
Comcast Corp., 6.5%, 1/15/2015		200,000	228,023
DineEquity, Inc., 9.5%, 10/30/2018		30,000	31,800
DIRECTV Holdings LLC:
6.0%, 8/15/2040		670,000	763,641
6.35%, 3/15/2040		196,000	233,477
DISH DBS Corp.:
6.625%, 10/1/2014		130,000	135,525
7.125%, 2/1/2016		95,000	100,938
7.875%, 9/1/2019		645,000	707,888
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		100,000	125
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		90,000	90,000
Hertz Corp., 6.75%, 4/15/2019		990,000	1,009,800
Home Depot, Inc., 5.875%, 12/16/2036		300,000	354,554
Kabel BW Erste Beteiligungs GmbH, 144A, 7.5%, 3/15/2019		635,000	660,400
McDonald's Corp., Series I, 5.35%, 3/1/2018		120,000	143,189
Mediacom Broadband LLC, 8.5%, 10/15/2015		50,000	51,500
MGM Resorts International:
10.375%, 5/15/2014		65,000	72,475
11.125%, 11/15/2017		85,000	96,475
NBCUniversal Media LLC:
5.15%, 4/30/2020		120,000	134,858
5.95%, 4/1/2041 (a)		900,000	1,049,340
News America, Inc., 6.65%, 11/15/2037		80,000	92,272
Sabre Holdings Corp., 8.35%, 3/15/2016		20,000	16,500
Staples, Inc., 9.75%, 1/15/2014		160,000	184,606
Time Warner Cable, Inc.:
4.0%, 9/1/2021 (a)		550,000	563,249
5.875%, 11/15/2040		200,000	222,985
Time Warner, Inc.:
5.875%, 11/15/2016		540,000	625,411
7.625%, 4/15/2031		675,000	867,811
Travelport LLC, 4.951%**, 9/1/2014		70,000	41,825
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		870,000	926,550
Univision Communications, Inc., 144A, 6.875%, 5/15/2019		100,000	97,500
Yum! Brands, Inc.:
3.875%, 11/1/2020		775,000	786,779
5.3%, 9/15/2019		225,000	254,696
			14,388,455
Consumer Staples 0.5%
Altria Group, Inc., 4.75%, 5/5/2021		200,000	215,453
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/2019		1,750,000	2,287,878
CVS Caremark Corp.:
5.75%, 6/1/2017		80,000	93,411
5.75%, 5/15/2041		240,000	277,427
H.J. Heinz Co., 3.125%, 9/12/2021		200,000	197,153
Kraft Foods, Inc., 5.375%, 2/10/2020		300,000	345,770
Kroger Co.:
5.4%, 7/15/2040 (a)		410,000	440,649
7.5%, 1/15/2014		80,000	90,259
Procter & Gamble Co., 4.95%, 8/15/2014		160,000	178,516
Reynolds American, Inc., 7.25%, 6/15/2037		120,000	134,373
Safeway, Inc., 6.25%, 3/15/2014 (a)		120,000	133,133
Smithfield Foods, Inc., 7.75%, 7/1/2017		150,000	162,000
The JM Smucker Co., 3.5%, 10/15/2021		55,000	55,762
Wal-Mart Stores, Inc., 2.875%, 4/1/2015		200,000	213,121
			4,824,905
Energy 1.2%
Arch Coal, Inc., 144A, 7.25%, 6/15/2021		1,320,000	1,359,600
Bill Barrett Corp., 7.625%, 10/1/2019		10,000	10,575
BreitBurn Energy Partners LP, 8.625%, 10/15/2020		25,000	26,000
Bristow Group, Inc., 7.5%, 9/15/2017		95,000	98,800
Canadian Natural Resources Ltd., 5.7%, 5/15/2017		120,000	139,324
Chesapeake Energy Corp., 6.875%, 11/15/2020 (a)		670,000	735,325
CONSOL Energy, Inc., 8.0%, 4/1/2017		845,000	925,275
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		850,000	1,116,145
Encana Corp., 6.3%, 11/1/2011		120,000	120,000
Enterprise Products Operating LLC:
Series G, 5.6%, 10/15/2014		120,000	132,289
6.125%, 10/15/2039		860,000	994,627
Halliburton Co., 7.45%, 9/15/2039		200,000	296,073
Kinder Morgan Energy Partners LP, 7.3%, 8/15/2033		1,260,000	1,495,243
Linn Energy LLC, 144A, 6.5%, 5/15/2019		315,000	316,575
Occidental Petroleum Corp., Series 1, 4.1%, 2/1/2021		270,000	295,525
ONEOK Partners LP, 6.15%, 10/1/2016		804,000	928,355
Petro-Canada, 4.0%, 7/15/2013		160,000	166,736
Plains All American Pipeline LP, 8.75%, 5/1/2019		1,000,000	1,280,682
Regency Energy Partners LP, 9.375%, 6/1/2016		125,000	138,750
Valero Energy Corp., 9.375%, 3/15/2019		80,000	104,539
Weatherford International Ltd., 5.125%, 9/15/2020 (a)		1,300,000	1,375,851
Williams Partners LP, 5.25%, 3/15/2020		120,000	132,592
			12,188,881
Financials 2.7%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		25,000	20,250
Ally Financial, Inc., 6.25%, 12/1/2017 (a)		1,000,000	987,500
American Express Co., 7.0%, 3/19/2018		160,000	190,194
American Express Credit Corp., 2.8%, 9/19/2016		1,800,000	1,827,941
American International Group, Inc., 5.05%, 10/1/2015		200,000	199,290
Ashton Woods U.S.A. LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		111,800	79,378
Asian Development Bank, 2.625%, 2/9/2015		200,000	211,631
Bank of America Corp., Series L, 7.625%, 6/1/2019		1,000,000	1,086,631
Bank of New York Mellon Corp., Series G, 4.5%, 4/1/2013		120,000	126,301
Barclays Bank PLC, 5.14%, 10/14/2020		200,000	181,604
Bear Stearns Companies LLC, 7.25%, 2/1/2018		120,000	141,316
BHP Billiton Finance USA Ltd., 5.25%, 12/15/2015		120,000	137,432
Boston Properties LP, (REIT), 4.125%, 5/15/2021		90,000	88,260
BP Capital Markets PLC, 3.2%, 3/11/2016		200,000	210,131
Bunge Ltd. Finance Corp., 4.1%, 3/15/2016		255,000	262,596
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		105,000	111,825
Capital One Financial Corp., 5.5%, 6/1/2015		120,000	129,341
Caterpillar Financial Services Corp., 7.15%, 2/15/2019		120,000	153,397
CIT Group, Inc.:
7.0%, 5/1/2015		645	645
144A, 7.0%, 5/4/2015		244,000	244,000
144A, 7.0%, 5/2/2017 (a)		780,000	778,050
Citigroup, Inc.:
4.5%, 1/14/2022 (d)		436,000	437,178
5.125%, 5/5/2014		200,000	209,607
6.0%, 10/31/2033		120,000	114,634
CNA Financial Corp., 5.75%, 8/15/2021		1,346,000	1,358,397
Council of Europe Development Bank, 2.75%, 2/10/2015		160,000	168,840
Credit Suisse (USA), Inc., 4.875%, 1/15/2015		160,000	168,282
Deutsche Telekom International Finance BV, 6.75%, 8/20/2018		200,000	238,670
Diageo Capital PLC, 5.75%, 10/23/2017 (a)		120,000	141,584
Duke Realty LP, (REIT), 7.375%, 2/15/2015		80,000	88,068
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		60,000	64,200
Ford Motor Credit Co., LLC, 5.875%, 8/2/2021		1,000,000	1,065,576
Fresenius Medical Care U.S. Finance, Inc., 144A, 6.5%, 9/15/2018		20,000	21,000
General Electric Capital Corp.:
4.8%, 5/1/2013		160,000	168,379
Series A, 5.625%, 5/1/2018		160,000	176,908
GlaxoSmithKline Capital, Inc., 5.65%, 5/15/2018 (a)		120,000	143,813
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036		140,000	128,281
Hexion U.S. Finance Corp., 8.875%, 2/1/2018		520,000	513,500
Inter-American Development Bank:
1.75%, 8/24/2018		200,000	198,356
3.875%, 9/17/2019		120,000	135,627
3.875%, 10/28/2041		160,000	160,142
International Lease Finance Corp., 6.25%, 5/15/2019		300,000	282,396
Jefferies Group, Inc., 3.875%, 11/9/2015		200,000	191,201
John Deere Capital Corp., Series D, 4.5%, 4/3/2013		120,000	126,518
JPMorgan Chase & Co.:
2.6%, 1/15/2016		2,500,000	2,473,182
6.0%, 1/15/2018		120,000	134,277
Lincoln National Corp., 8.75%, 7/1/2019		610,000	744,258
Merrill Lynch & Co., Inc.:
6.22%, 9/15/2026		200,000	184,407
6.875%, 11/15/2018		120,000	123,355
MetLife, Inc., 5.7%, 6/15/2035		120,000	137,357
Morgan Stanley:
5.45%, 1/9/2017		120,000	120,743
6.0%, 5/13/2014		120,000	124,669
7.3%, 5/13/2019 (a)		450,000	482,898
National Money Mart Co., 10.375%, 12/15/2016		115,000	120,750
National Rural Utilities Cooperative Finance Corp., 4.75%, 3/1/2014		120,000	130,046
Nationwide Financial Services, Inc., 144A, 5.375%, 3/25/2021		538,000	536,008
Navios Maritime Acquisition Corp., 8.625%, 11/1/2017		10,000	7,750
NextEra Energy Capital Holding, Inc., 4.5%, 6/1/2021		300,000	321,075
Nordic Investment Bank, 5.0%, 2/1/2017		160,000	187,560
Pinnacle Foods Finance LLC:
8.25%, 9/1/2017		150,000	152,250
9.25%, 4/1/2015 (a)		105,000	108,675
PNC Bank NA, 6.875%, 4/1/2018		1,300,000	1,482,259
PNC Funding Corp., 6.7%, 6/10/2019		120,000	143,530
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014		120,000	129,181
7.375%, 6/15/2019		115,000	139,629
Rio Tinto Finance (USA) Ltd., 9.0%, 5/1/2019		80,000	109,260
Santander U.S. Debt SA Unipersonal, 144A, 2.991%, 10/7/2013		1,500,000	1,451,585
Shell International Finance BV, 4.375%, 3/25/2020		120,000	136,599
Simon Property Group LP, (REIT), 4.375%, 3/1/2021 (a)		200,000	206,964
SunTrust Banks, Inc., 3.6%, 4/15/2016		369,000	378,000
Telecom Italia Capital SA, 5.25%, 11/15/2013		160,000	160,878
The Goldman Sachs Group, Inc.:
5.95%, 1/18/2018		120,000	126,173
6.15%, 4/1/2018		1,000,000	1,067,728
6.25%, 2/1/2041		55,000	56,716
Toyota Motor Credit Corp., 2.0%, 9/15/2016		1,700,000	1,707,062
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		450,000	447,750
Vale Overseas Ltd., 6.875%, 11/21/2036		120,000	137,256
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		830,000	925,450
Wells Fargo & Co., 5.625%, 12/11/2017		200,000	230,289
Westpac Securities NZ Ltd., 144A, 3.45%, 7/28/2014		200,000	214,033
			28,808,472
Health Care 0.6%
Abbott Laboratories, 5.875%, 5/15/2016		120,000	141,195
Aetna, Inc., 6.5%, 9/15/2018		80,000	96,566
AstraZeneca PLC, 5.4%, 9/15/2012		120,000	124,870
Community Health Systems, Inc., 8.875%, 7/15/2015		35,000	35,831
Express Scripts, Inc.:
6.25%, 6/15/2014		930,000	1,028,568
7.25%, 6/15/2019		960,000	1,189,757
HCA Holdings, Inc., 144A, 7.75%, 5/15/2021		790,000	790,000
HCA, Inc., 8.5%, 4/15/2019		150,000	165,000
McKesson Corp., 4.75%, 3/1/2021		725,000	832,304
Merck & Co., Inc., 4.0%, 6/30/2015		120,000	131,447
Quest Diagnostics, Inc.:
4.7%, 4/1/2021		950,000	1,016,701
6.4%, 7/1/2017		750,000	887,823
WellPoint, Inc., 5.25%, 1/15/2016		120,000	134,911
Wyeth, 5.95%, 4/1/2037		120,000	153,693
			6,728,666
Industrials 0.3%
Actuant Corp., 6.875%, 6/15/2017		60,000	61,500
ARAMARK Corp., 8.5%, 2/1/2015		30,000	31,125
BE Aerospace, Inc.:
6.875%, 10/1/2020 (a)		640,000	689,600
8.5%, 7/1/2018		160,000	174,800
Belden, Inc., 7.0%, 3/15/2017		75,000	75,375
Burlington Northern Santa Fe LLC:
3.45%, 9/15/2021		158,000	160,915
5.75%, 3/15/2018		120,000	139,331
Cenveo Corp., 144A, 10.5%, 8/15/2016		25,000	21,250
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		199,141	119,485
CSX Corp., 6.15%, 5/1/2037		650,000	791,279
Northrop Grumman Corp., 5.05%, 11/15/2040		200,000	221,157
Owens Corning, Inc., 9.0%, 6/15/2019		40,000	47,313
President & Fellows of Harvard College, 144A, 6.5%, 1/15/2039		200,000	285,398
United Parcel Service, Inc., 4.875%, 11/15/2040		200,000	226,867
United Rentals North America, Inc., 10.875%, 6/15/2016		130,000	146,900
			3,192,295
Information Technology 0.2%
Applied Materials, Inc., 5.85%, 6/15/2041		1,000,000	1,195,323
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		250,000	270,625
Hewlett-Packard Co., 5.5%, 3/1/2018		120,000	136,760
International Business Machines Corp., 4.75%, 11/29/2012		160,000	166,994
MasTec, Inc., 7.625%, 2/1/2017		105,000	109,200
Oracle Corp., 144A, 5.375%, 7/15/2040		200,000	239,684
			2,118,586
Materials 0.4%
Appleton Papers, Inc., 11.25%, 12/15/2015		45,000	42,750
Clondalkin Acquisition BV, 144A, 2.347%**, 12/15/2013		90,000	83,700
Crown Americas LLC, 7.625%, 5/15/2017		30,000	32,550
Dow Chemical Co.:
4.25%, 11/15/2020		680,000	699,271
5.7%, 5/15/2018		80,000	89,087
E.I. du Pont de Nemours & Co., 5.25%, 12/15/2016		120,000	140,404
FMG Resources (August 2006) Pty Ltd., 144A, 6.375%, 2/1/2016		1,000,000	970,000
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		622,934	554,411
10.0%, 3/31/2015		613,760	589,210
Graphic Packaging International, Inc., 9.5%, 6/15/2017		85,000	92,862
Momentive Performance Materials, Inc., 9.0%, 1/15/2021		150,000	126,750
NewMarket Corp., 7.125%, 12/15/2016		195,000	200,850
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		160,000	173,600
PPG Industries, Inc., 1.9%, 1/15/2016		200,000	198,637
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		30,000	32,550
144A, 8.375%, 9/15/2021		30,000	32,475
Silgan Holdings, Inc., 7.25%, 8/15/2016		80,000	84,400
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		95,000	96,900
Wolverine Tube, Inc., 6.0%, 6/28/2014 (PIK)*		27,856	25,151
			4,265,558
Telecommunication Services 0.7%
American Tower Corp., 7.25%, 5/15/2019 (a)		650,000	768,823
AT&T, Inc.:
3.875%, 8/15/2021		240,000	249,919
4.95%, 1/15/2013		120,000	125,842
5.5%, 2/1/2018		120,000	139,371
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		370,000	372,775
8.375%, 10/15/2020		80,000	81,600
Cricket Communications, Inc., 10.0%, 7/15/2015		155,000	157,325
Digicel Ltd., 144A, 8.25%, 9/1/2017		500,000	510,000
ERC Ireland Preferred Equity Ltd., 144A, 8.535%**, 2/15/2017 (PIK)	EUR	285,099	2,959
Frontier Communications Corp., 6.625%, 3/15/2015		1,000,000	1,030,000
Intelsat Jackson Holdings SA, 144A, 7.5%, 4/1/2021		500,000	502,500
Intelsat Luxembourg SA, 11.25%, 2/4/2017		250,000	248,125
MetroPCS Wireless, Inc., 6.625%, 11/15/2020		1,000,000	940,000
Sprint Nextel Corp., 8.375%, 8/15/2017		930,000	855,600
Verizon Global Funding Corp., 7.75%, 12/1/2030		80,000	112,014
Vodafone Group PLC, 6.15%, 2/27/2037		120,000	151,195
Windstream Corp.:
7.0%, 3/15/2019		90,000	90,225
7.75%, 10/15/2020		195,000	203,775
7.875%, 11/1/2017		595,000	642,600
			7,184,648
Utilities 0.4%
AES Corp.:
8.0%, 10/15/2017		110,000	120,725
8.0%, 6/1/2020		95,000	104,975
Calpine Corp., 144A, 7.5%, 2/15/2021 (a)		785,000	824,250
DTE Energy Co., 7.625%, 5/15/2014		305,000	349,071
Duke Energy Carolinas LLC, 5.3%, 2/15/2040		100,000	120,526
Edison Mission Energy, 7.0%, 5/15/2017		175,000	122,500
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		838,000	974,683
Korea Gas Corp., 144A, 4.25%, 11/2/2020		190,000	186,173
Oncor Electric Delivery Co., LLC, 5.25%, 9/30/2040		100,000	111,519
San Diego Gas & Electric Co., 6.0%, 6/1/2026		200,000	250,819
SCANA Corp., 4.75%, 5/15/2021		200,000	211,383
Sempra Energy, 6.5%, 6/1/2016		625,000	730,719
			4,107,343
Total Corporate Bonds (Cost $83,353,341)			87,807,809

Asset-Backed 0.8%
Automobile Receivables 0.2%
Carmax Auto Owner Trust, "A4", Series 2009-2, 2.82%, 12/15/2014		100,000	103,235
Ford Credit Auto Owner Trust, "B", Series 2007-B, 5.69%, 11/15/2012		1,517,000	1,532,104
			1,635,339
Credit Card Receivables 0.2%
Citibank Credit Card Issuance Trust, "A5", Series 2005-A5, 4.55%, 6/20/2017		240,000	269,203
Citibank Omni Master Trust, "A14", Series 2009-A14A, 144A, 2.993%**, 8/15/2018		2,020,000	2,129,839
			2,399,042
Student Loans 0.4%
Nelnet Student Loan Trust:
"A1", Series 2007-1, 0.322%**, 11/27/2018		1,933,497	1,906,800
"A4", Series 2006-1, 0.393%**, 11/23/2022		2,500,000	2,463,586
			4,370,386
Total Asset-Backed (Cost $8,386,877)			8,404,767

Mortgage-Backed Securities Pass-Throughs 12.3%
Federal Home Loan Mortgage Corp.:
3.5%, with various maturities from 5/1/2025 until 11/1/2040 (d)		3,000,000	3,066,406
4.0%, 8/1/2039		4,814,831	5,026,420
4.5%, with various maturities from 8/1/2020 until 6/1/2041 (d)		8,547,413	9,019,053
5.0%, 12/1/2036 (d)		2,000,000	2,145,156
6.0%, 11/1/2021		377,284	418,806
Federal National Mortgage Association:
2.451%**, 8/1/2037		548,479	584,301
3.0%, 3/1/2026 (d)		14,850,000	15,213,129
3.5%, 8/1/2040 (d)		9,750,000	9,913,770
4.0%, with various maturities from 3/1/2024 until 12/1/2039 (d)		31,057,954	32,344,268
4.5%, with various maturities from 4/1/2039 until 5/1/2041 (d)		7,997,009	8,457,032
5.0%, with various maturities from 9/1/2036 until 12/1/2040 (d)		15,821,003	17,020,946
5.5%, 2/1/2035 (d)		2,000,000	2,170,312
6.0%, with various maturities from 2/1/2037 until 8/1/2037		5,174,702	5,701,029
6.5%, with various maturities from 4/1/2017 until 6/1/2017		355,263	390,687
8.0%, 9/1/2015		212,164	228,947
Government National Mortgage Association:
5.0%, 4/1/2038 (d)		3,500,000	3,847,539
5.5%, with various maturities from 2/1/2036 until 12/15/2039 (d)		11,757,582	13,059,499
6.5%, 8/20/2034		199,054	224,573
Total Mortgage-Backed Securities Pass-Throughs (Cost $127,719,473)			128,831,873

Commercial Mortgage-Backed Securities 0.5%
Citigroup Commercial Mortgage Trust, "A5", Series 2004-C2, 4.733%, 10/15/2041		600,000	642,899
Greenwich Capital Commercial Funding Corp., "A4", Series 2007-GG11, 5.736%, 12/10/2049		1,000,000	1,059,469
LB-UBS Commercial Mortgage Trust:
"A4", Series 2006-C1, 5.156%, 2/15/2031		2,570,000	2,818,992
"A4", Series 2007-C6, 5.858%, 7/15/2040		1,100,000	1,178,950
Total Commercial Mortgage-Backed Securities (Cost $5,536,036)			5,700,310

Collateralized Mortgage Obligations 0.2%
Government National Mortgage Association:
"IU", Series 2010-164, Interest Only, 2.0%, 12/20/2013		5,966,698	196,522
"PI", Series 2010-84, Interest Only, 4.5%, 2/20/2033		12,755,416	995,857
"IA", Series 2010-58, Interest Only, 5.0%, 3/20/2039		5,529,366	976,717
Total Collateralized Mortgage Obligations (Cost $2,523,775)			2,169,096

Government & Agency Obligations 14.0%
Other Government Related (e) 0.1%
European Investment Bank, 1.5%, 5/15/2014		300,000	305,199
Kreditanstalt fuer Wiederaufbau:
2.0%, 6/1/2016		200,000	206,111
3.5%, 5/16/2013		120,000	125,487
Private Export Funding Corp.:
2.25%, 12/15/2017		110,000	112,913
4.95%, 11/15/2015		400,000	458,264
Svensk Exportkredit AB, 3.25%, 9/16/2014		160,000	169,937
			1,377,911
Sovereign Bonds 3.0%
Export Development Canada, 1.25%, 10/27/2015 (a)		230,000	232,860
Federal Republic of Germany-Inflation Linked Note, 2.25%, 4/15/2013	EUR	819,818	1,183,501
Government of Canada-Inflation Linked Bond, 4.0%, 12/1/2031	CAD	921,438	1,521,863
Government of France-Inflation Linked Bonds:
1.0%, 7/25/2017	EUR	970,165	1,369,131
2.25%, 7/25/2020	EUR	2,452,695	3,697,539
3.15%, 7/25/2032	EUR	1,360,887	2,325,202
Government of Japan-Inflation Linked Bond, Series 9, 1.1%, 9/10/2016	JPY	98,604,000	1,295,927
Government of Sweden-Inflation Linked Bond, Series 3105, 3.5%, 12/1/2015	SEK	9,500,000	2,018,957
Province of British Columbia Canada, 2.65%, 9/22/2021		200,000	201,840
Province of Ontario, Canada:
2.3%, 5/10/2016		200,000	204,672
3.5%, 7/15/2013		120,000	125,599
Republic of Italy-Inflation Linked Bond, 2.1%, 9/15/2017	EUR	706,380	842,926
Republic of Peru, 6.55%, 3/14/2037		120,000	149,400
Republic of Poland, 6.375%, 7/15/2019		160,000	179,520
State of Qatar, 144A, 6.4%, 1/20/2040		350,000	429,625
United Kingdom Treasury-Inflation Linked Bonds:
1.125%, 11/22/2037	GBP	3,032,337	5,810,368
1.875%, 11/22/2022	GBP	1,319,970	2,579,753
2.0%, 1/26/2035	GBP	737,000	2,192,173
2.5%, 8/16/2013	GBP	320,000	1,464,965
2.5%, 7/26/2016	GBP	423,000	2,317,890
United Mexican States:
5.625%, 1/15/2017		300,000	342,000
5.875%, 2/17/2014		300,000	327,750
			30,813,461
U.S. Government Sponsored Agencies 0.3%
Federal Home Loan Bank:
Series 1, 4.875%, 5/17/2017		300,000	354,029
5.0%, 11/17/2017		120,000	143,321
5.375%, 5/18/2016		120,000	142,470
Federal Home Loan Mortgage Corp.:
0.375%, 11/30/2012		200,000	200,331
1.375%, 2/25/2014		640,000	652,593
4.75%, 1/19/2016		200,000	230,351
4.875%, 6/13/2018		200,000	237,649
5.125%, 11/17/2017		200,000	240,382
5.25%, 4/18/2016		240,000	282,708
6.25%, 7/15/2032		120,000	167,937
Federal National Mortgage Association:
1.25%, 9/28/2016 (a)		200,000	199,715
1.5%, 6/26/2013 (a)		200,000	203,861
6.625%, 11/15/2030		160,000	229,062
Tennessee Valley Authority, 5.5%, 6/15/2038		120,000	150,665
			3,435,074
U.S. Treasury Obligations 10.6%
U.S. Treasury Bill, 0.015%***, 3/8/2012 (f)		881,000	880,922
U.S. Treasury Bonds:
4.25%, 11/15/2040		1,700,000	2,042,390
4.75%, 2/15/2037 (a)		7,000,000	9,007,033
5.375%, 2/15/2031 (a)		5,500,000	7,480,858
6.125%, 8/15/2029		800,000	1,162,125
7.125%, 2/15/2023 (a)		9,000,000	13,272,192
U.S. Treasury Inflation-Indexed Bonds:
2.125%, 2/15/2040		754,596	990,761
2.375%, 1/15/2025		4,495,718	5,635,455
3.625%, 4/15/2028		987,388	1,446,600
3.875%, 4/15/2029		861,213	1,321,356
U.S. Treasury Inflation-Indexed Notes:
0.625%, 7/15/2021 (a)		4,522,770	4,763,042
1.875%, 7/15/2015		1,047,820	1,163,980
2.375%, 1/15/2017 (a)		1,909,576	2,220,478
2.5%, 7/15/2016		1,856,380	2,159,928
U.S. Treasury Notes:
1.0%, 3/31/2012		200,000	200,758
1.0%, 1/15/2014		2,405,000	2,441,825
1.0%, 8/31/2016 (a)		3,000,000	3,005,640
1.75%, 1/31/2014 (a)		21,500,000	22,193,719
2.125%, 5/31/2015 (a)		3,800,000	4,009,304
2.25%, 1/31/2015 (a)		4,100,000	4,332,548
2.625%, 11/15/2020		1,500,000	1,573,476
2.75%, 11/30/2016 (a)		4,000,000	4,338,752
3.125%, 1/31/2017		1,700,000	1,876,242
3.125%, 5/15/2019 (a)		1,700,000	1,869,335
4.5%, 11/15/2015 (a)		4,000,000	4,600,312
U.S.Treasury Inflation-Indexed Notes, 0.625%, 12/31/2012 (a)		6,600,000	6,633,515
			110,622,546
Total Government & Agency Obligations (Cost $135,953,155)			146,248,992

Loan Participations and Assignments 0.0%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		233,333	0
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit, 2.369%, 3/26/2014		2,939	2,194
Term Loan, 2.369%, 3/26/2014		47,529	35,484
Total Loan Participations and Assignments (Cost $282,813)			37,678

Municipal Bonds and Notes 0.5%
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045 (g)		475,000	525,996
California, State Build America Bonds, 7.55%, 4/1/2039 (g)		200,000	247,744
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Build America Bonds, Series B, 6.2%, 12/1/2040 (g)		700,000	762,153
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018 (g)		2,000,000	2,053,960
Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain System, Build America Bonds, 6.25%, 5/15/2043 (g)		600,000	732,726
New Jersey, Economic Development Authority, State Pension Funding Revenue, Series A, 7.425%, 2/15/2029, INS: NATL (g)		250,000	302,908
Total Municipal Bonds and Notes (Cost $4,272,662)			4,625,487

Preferred Securities 0.1%
Financials 0.1%
Farm Credit Bank of Texas, Series 1, 7.561%, 12/15/2013 (h)		889,000	897,517
JPMorgan Chase Capital XX, Series T, 6.55%, 9/29/2036		80,000	82,302
Wachovia Capital Trust III, 5.57%**, 12/8/2011 (h)		200,000	173,500
			1,153,319
Materials 0.0%
Hercules, Inc., 6.5%, 6/30/2029		141,000	105,750
Total Preferred Securities (Cost $1,284,727)			1,259,069

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC, (Cost $6,000)*	6	6,000

	Shares	Value ($)

Exchange-Traded Funds 7.9%
iShares JPMorgan USD Emerging Markets Bond Fund	144,686	15,973,334
iShares Russell 2000 Value Index Fund	315,100	20,569,728
SPDR Barclays Capital International Treasury Bond Fund	257,225	15,719,020
Vanguard MSCI Emerging Markets Fund	734,153	30,460,008
Total Exchange-Traded Funds (Cost $66,378,443)		82,722,090

Securities Lending Collateral 13.0%
Daily Assets Fund Institutional, 0.18% (i) (j) (Cost $136,340,450)	136,340,450	136,340,450

Cash Equivalents 7.4%
Central Cash Management Fund, 0.11% (i) (Cost $77,399,276)	77,399,276	77,399,276

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,135,099,500)+	118.5	1,240,313,198
Other Assets and Liabilities, Net (a)	(18.5)	(193,593,309)
Net Assets	100.0	1,046,719,889

The following table represents bonds and senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	233,333	USD	233,333	0
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	100,000	USD	100,000	125
Wolverine Tube, Inc.*	6.0%	6/28/2014	27,856	USD	25,070	25,151
					358,403	25,276

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2011.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $1,145,187,642. At October 31, 2011, net unrealized appreciation for all securities based on tax cost was $95,125,556. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $135,951,499 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $40,825,943.

(a) All or a portion of these securities were on loan amounting to $133,227,427. In addition, included in other assets and liabilities, net are pending sales, amounting to $261,286 that are also on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2011 amounted to $133,488,713, which is 12.8% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Principal amount stated in U.S. dollars unless otherwise noted.

(d) When-issued or delayed delivery security included.

(e) Government-backed debt issued by financial companies or government sponsored enterprises.

(f) At October 31, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) Taxable issue.

(h) Date shown is call date; not a maturity date for the perpetual preferred securities.

(i) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(j) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

INS: Insured

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

MSCI: Morgan Stanley Capital International

NATL: National Public Finance Guarantee Corp.

PIK: Denotes that all or a portion of the income is paid in kind in the form of additional principle.

REIT: Real Estate Investment Trust

SPDR: Standard & Poor's Depositary Receipt

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	12/15/2011	10	1,176,482	(46,050)
Federal Republic of Germany Euro-Bund	EUR	12/8/2011	288	53,985,554	(451,117)
S&P E-Mini 500 Index	USD	12/16/2011	30	1,873,950	148,600
United Kingdom Long Gilt Bond	GBP	12/28/2011	185	38,176,223	358,198
Total net unrealized appreciation					9,631

At October 31, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	12/19/2011	134	17,652,912	(49,196)
10 Year Japanese Government Bond	JPY	12/9/2011	5	9,085,444	24,864
10 Year U.S. Treasury Note	USD	12/20/2011	343	44,268,438	(170,574)
2 Year U.S. Treasury Note	USD	12/30/2011	272	59,916,500	47,878
30 Year U.S. Treasury Bond	USD	12/20/2011	240	33,367,500	187,083
Federal Republic of Germany Euro-Schatz	EUR	12/8/2011	169	25,651,660	30,412
Total net unrealized appreciation					70,467

As of October 31, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	882,796	GBP	550,000	11/3/2011	4,950	UBS AG
USD	1,225,613	CHF	1,100,000	11/22/2011	27,918	UBS AG
USD	5,058,906	CAD	5,140,000	11/22/2011	95,275	UBS AG
USD	4,266,374	GBP	2,710,000	11/22/2011	90,083	UBS AG
JPY	968,630,000	USD	12,651,069	11/22/2011	256,410	UBS AG
CAD	10,770,000	USD	10,826,297	11/22/2011	26,583	UBS AG
USD	19,058,944	NOK	107,030,000	11/22/2011	138,393	UBS AG
USD	6,824,855	SEK	44,870,000	11/22/2011	51,615	UBS AG
NZD	11,490,000	USD	9,294,894	11/22/2011	17,110	UBS AG
CHF	3,580,000	USD	4,115,794	11/22/2011	36,121	UBS AG
Total unrealized appreciation					744,458

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	61,903	SGD	77,000	11/3/2011	(386)	State Street Bank London
EUR	21,650,000	USD	29,838,009	11/22/2011	(112,428)	UBS AG
USD	23,736,473	AUD	22,340,000	11/22/2011	(255,327)	UBS AG
AUD	20,410,000	USD	20,593,282	11/22/2011	(859,279)	UBS AG
Total unrealized depreciation					(1,227,420)

Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (k)
Consumer Discretionary	$40,373,704	$11,810,783	$6,301	$52,190,788
Consumer Staples	47,774,099	7,532,065	—	55,306,164
Energy	58,065,195	4,909,878	—	62,975,073
Financials	33,645,924	31,505,593	—	65,151,517
Health Care	60,578,832	15,733,666	—	76,312,498
Industrials	43,774,058	17,668,658	0	61,442,716
Information Technology	84,904,786	14,135,234	—	99,040,020
Materials	28,257,321	2,414,662	33,021	30,705,004
Telecommunication Services	15,925,489	6,659,447	—	22,584,936
Utilities	26,939,795	6,111,790	—	33,051,585
Fixed Income Investments (k)
Corporate Bonds	—	86,519,552	1,288,257	87,807,809
Asset Backed	—	8,404,767	—	8,404,767
Mortgage-Backed Securities Pass-Throughs	—	128,831,873	—	128,831,873
Commercial Mortgage-Backed Securities	—	5,700,310	—	5,700,310
Collateralized Mortgage Obligations	—	2,169,096	—	2,169,096
Government & Agency Obligations	—	146,248,992	—	146,248,992
Loan Participations and Assignments	—	37,678	0	37,678
Municipal Bonds and Notes	—	4,625,487	—	4,625,487
Preferred Securities	—	1,259,069	—	1,259,069
Other Investments	—	—	6,000	6,000
Exchange-Traded Funds	82,722,090	—	—	82,722,090
Short-Term Investments (k)	213,739,726	—	—	213,739,726
Derivatives (l)	797,035	744,458	—	1,541,493
Total	$737,498,054	$503,023,058	$1,333,579	$1,241,854,691
Liabilities
Derivatives (l)	$(716,937)	$(1,227,420)	$—	$(1,944,357)
Total	$(716,937)	$(1,227,420)	$—	$(1,944,357)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended October 31, 2011.

(k) See Investment Portfolio for additional detailed categorizations.

(l) Derivatives include unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Common Stock and/or Other Equity Investments
	Consumer Discretionary	Industrials	Materials	Corporate Bonds
Balance as of October 31, 2010	$152	$—	$0	$1,268,287
Total realized gain (loss)	—	—	(3)	(538,958)
Change in unrealized appreciation (depreciation)	2,972	0	2,146	533,408
Amortization premium/ discount	—	—	—	11,673
Net purchases (sales)	3,177	0	30,878	13,847
Transfers into Level 3	—	—	—	—
Transfers (out) of Level 3	—	—	—	—
Balance as of October 31, 2011	$6,301	$0	$33,021	$1,288,257
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2011	$2,972	$0	$2,146	$(11,382)

	Collateralized Mortgage Obligations	Loan Participations and Assignments	Other Investments	Total
Balance as of October 31, 2010	$1,400,000	$0	$6,000	$2,674,439
Total realized gain (loss)	1,832	—	—	(537,129)
Change in unrealized appreciation (depreciation)	—	0	0	538,526
Amortization premium/discount	—	—	—	11,673
Net purchases (sales)	(1,401,832)	—	—	(1,353,930)
Transfers into Level 3	—	—	—	—
Transfers (out) of Level 3	—	—	—	—
Balance as of October 31, 2011	$—	$0	$6,000	$1,333,579
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2011	$—	$0	$0	$(6,264)

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $921,359,774) — including $133,227,427 of securities loaned	$1,026,573,472
Investment in Daily Assets Fund Institutional (cost $136,340,450)*	136,340,450
Investment in Central Cash Management Fund (cost $77,399,276)	77,399,276
Total investments in securities, at value (cost $1,135,099,500)	1,240,313,198
Cash	72,682
Foreign currency, at value (cost $952,111)	955,200
Deposit with broker for futures contracts	4,631,156
Cash held as collateral for forward foreign currency exchange contracts	3,570,000
Receivable for investments sold	29,761,053
Receivable for Fund shares sold	237,365
Dividends receivable	634,399
Interest receivable	2,868,158
Unrealized appreciation on forward foreign currency exchange contracts	744,458
Foreign taxes recoverable	75,000
Other assets	61,126
Total assets	1,283,923,795
Liabilities
Payable upon return of securities loaned	136,340,450
Payable for investments purchased	13,289,034
Payable for investments purchased — when-issued/delayed delivery securities	82,436,274
Payable for Fund shares redeemed	1,684,480
Payable for variation margin on futures contracts	529,308
Unrealized depreciation on forward foreign currency exchange contracts	1,227,420
Accrued management fee	320,691
Other accrued expenses and payables	1,376,249
Total liabilities	237,203,906
Net assets, at value	$1,046,719,889

* Represents collateral of securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2011 (continued)
Net Assets Consist of
Undistributed net investment income	4,797,317
Net unrealized appreciation (depreciation) on: Investments	105,213,698
Futures	80,098
Foreign currency	(476,322)
Accumulated net realized gain (loss)	(116,519,689)
Paid-in capital	1,053,624,787
Net assets, at value	$1,046,719,889
Net Asset Value
Class A Net Asset Value and redemption price per share ($779,625,564 ÷ 87,529,282 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.91
Maximum offering price per share (100 ÷ 94.25 of $8.91)	$9.45
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,442,186 ÷ 722,857 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.91
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($18,515,002 ÷ 2,081,535 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.89
Class S Net Asset Value, offering and redemption price per share ($240,840,272 ÷ 27,031,945 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.91
Institutional Class Net Asset Value, offering and redemption price per share ($1,296,865 ÷ 145,570 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.91

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $376,815)	$15,569,422
Interest	12,530,970
Income distributions — Central Cash Management Fund	171,478
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	159,404
Total income	28,431,274
Expenses: Management fee	4,172,115
Administration fee	1,131,859
Services to shareholders	1,853,786
Distribution and service fees	2,361,457
Custodian fee	117,635
Professional fees	131,510
Reports to shareholders	193,071
Registration fees	80,225
Trustees' fees and expenses	38,496
Interest expense	76,216
Other	110,021
Total expenses	10,266,391
Net investment income	18,164,883
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $10,534)	53,504,261
Swap contracts	800
Futures	4,610,738
Foreign currency	(7,416,263)
50,699,536
Change in net unrealized appreciation (depreciation) on: Investments (including deferred foreign taxes credit of $22,138)	(42,077,011)
Futures	36,554
Foreign currency	(474,228)
(42,514,685)
Net gain (loss)	8,184,851
Net increase (decrease) in net assets resulting from operations	$26,349,734

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$18,164,883	$17,883,007
Net realized gain (loss)	50,699,536	73,291,149
Change in net unrealized appreciation (depreciation)	(42,514,685)	47,163,254
Net increase (decrease) in net assets resulting from operations	26,349,734	138,337,410
Distributions to shareholders from: Net investment income: Class A	(11,686,055)	(18,122,403)
Class B	(28,500)	(164,087)
Class C	(117,761)	(256,286)
Class S	(4,053,702)	(5,832,145)
Institutional Class	(47,820)	(85,729)
Net realized gains: Class A	—	(7,444,729)
Class B	—	(128,096)
Class C	—	(181,861)
Class S	—	(2,126,459)
Institutional Class	—	(28,716)
Total distributions	(15,933,838)	(34,370,511)
Fund share transactions: Proceeds from shares sold	38,994,151	43,567,809
Reinvestment of distributions	14,953,040	32,097,007
Payments for shares redeemed	(183,483,913)	(191,860,076)
Net increase (decrease) in net assets from Fund share transactions	(129,536,722)	(116,195,260)
Increase from regulatory settlements (see Note G)	—	54,914
Increase (decrease) in net assets	(119,120,826)	(12,173,447)
Net assets at beginning of period	1,165,840,715	1,178,014,162
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $4,797,317 and $249,331, respectively)	$1,046,719,889	$1,165,840,715

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2011	2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$8.85	$8.10	$7.11		$10.25		$9.70
Income (loss) from investment operations: Net investment incomea	.14	.13	.16		.23		.26
Net realized and unrealized gain (loss)	.05	.86	.96		(3.05)		.61
Total from investment operations	.19	.99	1.12		(2.82)		.87
Less distributions from: Net investment income	(.13)	(.17)	(.13)		(.23)		(.32)
Net realized gains	—	(.07)	—		(.05)		—
Tax return of capital	—	—	—		(.04)		—
Total distributions	(.13)	(.24)	(.13)		(.32)		(.32)
Net asset value, end of period	$8.91	$8.85	$8.10		$7.11		$10.25
Total Return (%)b	2.11	12.44	15.93	c	(28.25	)c	9.08	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	780	874	885		815		1,299
Ratio of expenses before expense reductions (%)	.93	.97	.98		.99		.92
Ratio of expenses after expense reductions (%)	.93	.97	.97		.96		.92
Ratio of net investment income (%)	1.58	1.51	2.24		2.51		2.59
Portfolio turnover rate (%)	137	251	204		276		188
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class B	2011	2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$8.85	$8.11	$7.15		$10.30		$9.75
Income (loss) from investment operations: Net investment incomea	.06	.04	.11		.22		.24
Net realized and unrealized gain (loss)	.03	.87	.95		(3.07)		.60
Total from investment operations	.09	.91	1.06		(2.85)		.84
Less distributions from: Net investment income	(.03)	(.10)	(.10)		(.21)		(.29)
Net realized gains	—	(.07)	—		(.05)		—
Tax return of capital	—	—	—		(.04)		—
Total distributions	(.03)	(.17)	(.10)		(.30)		(.29)
Net asset value, end of period	$8.91	$8.85	$8.11		$7.15		$10.30
Total Return (%)b	1.06	11.25	15.19	c	(28.34	)c	8.79	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	10	17		22		52
Ratio of expenses before expense reductions (%)	1.89	2.00	1.90		1.90		1.89
Ratio of expenses after expense reductions (%)	1.89	2.00	1.69		1.13		1.13
Ratio of net investment income (%)	.62	.48	1.51		2.34		2.37
Portfolio turnover rate (%)	137	251	204		276		188
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class C	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$8.84	$8.08	$7.10	$10.22		$9.68
Income (loss) from investment operations: Net investment incomea	.07	.06	.10	.15		.18
Net realized and unrealized gain (loss)	.03	.87	.94	(3.03)		.59
Total from investment operations	.10	.93	1.04	(2.88)		.77
Less distributions from: Net investment income	(.05)	(.10)	(.06)	(.15)		(.23)
Net realized gains	—	(.07)	—	(.05)		—
Tax return of capital	—	—	—	(.04)		—
Total distributions	(.05)	(.17)	(.06)	(.24)		(.23)
Net asset value, end of period	$8.89	$8.84	$8.08	$7.10		$10.22
Total Return (%)b	1.16	11.49	15.11	(28.85	)c	8.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	21	22	18		31
Ratio of expenses before expense reductions (%)	1.75	1.79	1.81	1.82		1.75
Ratio of expenses after expense reductions (%)	1.75	1.79	1.81	1.82		1.75
Ratio of net investment income (%)	.76	.68	1.39	1.65		1.75
Portfolio turnover rate (%)	137	251	204	276		188
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class S	2011	2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$8.85	$8.10	$7.11		$10.25		$9.71
Income (loss) from investment operations: Net investment incomea	.16	.14	.18		.25		.28
Net realized and unrealized gain (loss)	.04	.87	.95		(3.06)		.60
Total from investment operations	.20	1.01	1.13		(2.81)		.88
Less distributions from: Net investment income	(.14)	(.19)	(.14)		(.24)		(.34)
Net realized gains	—	(.07)	—		(.05)		—
Tax return of capital	—	—	—		(.04)		—
Total distributions	(.14)	(.26)	(.14)		(.33)		(.34)
Net asset value, end of period	$8.91	$8.85	$8.10		$7.11		$10.25
Total Return (%)	2.20	12.84	16.17	b	(28.11	)b	9.17	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	241	258	251		245		393
Ratio of expenses before expense reductions (%)	.73	.77	.80		.79		.73
Ratio of expenses after expense reductions (%)	.73	.77	.72		.77		.73
Ratio of net investment income (%)	1.78	1.70	2.48		2.70		2.78
Portfolio turnover rate (%)	137	251	204		276		188
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Institutional Class	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$8.86	$8.11	$7.12	$10.26		$9.72
Income (loss) from investment operations: Net investment incomea	.17	.16	.19	.26		.29
Net realized and unrealized gain (loss)	.04	.87	.95	(3.06)		.60
Total from investment operations	.21	1.03	1.14	(2.80)		.89
Less distributions from: Net investment income	(.16)	(.21)	(.15)	(.25)		(.35)
Net realized gains	—	(.07)	—	(.05)		—
Tax return of capital	—	—	—	(.04)		—
Total distributions	(.16)	(.28)	(.15)	(.34)		(.35)
Net asset value, end of period	$8.91	$8.86	$8.11	$7.12		$10.26
Total Return (%)	2.37	12.85	16.23	(27.99	)b	9.32	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	4	3	.27		.42
Ratio of expenses before expense reductions (%)	.61	.60	.57	.75		.68
Ratio of expenses after expense reductions (%)	.61	.60	.57	.71		.61
Ratio of net investment income (%)	1.90	1.87	2.63	2.76		2.89
Portfolio turnover rate (%)	137	251	204	276		188
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Balanced Fund (the "Fund") is a diversified series of DWS Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. Prior to February 1, 2011, DWS Market Trust was named DWS Balanced Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, administration fee, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S.-dollar-denominated fixed- and floating-rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $105,689,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, the expiration date.

During the year ended October 31, 2011, the Fund utilized $45,674,000 of prior year capital loss carryforward.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage-backed securities, premium amortization on debt securities, investments in futures, investments in passive foreign investment companies, forward foreign currency exchange contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$4,314,947
Capital loss carryforwards	$(105,689,000)
Net unrealized appreciation (depreciation) on investments	$95,125,556

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2011	2010
Distributions from ordinary income*	$15,933,838	$34,370,511

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended October 31, 2011, the Fund bought credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to economically hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of October 31, 2011. For the year ended October 31, 2011, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $45,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2011, the Fund used futures contracts to gain exposure to different parts of the yield curve while managing overall duration, and to gain exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on fixed-income securities, including on financial indices. For the year ended October 31, 2011, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2011, is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $95,212,000 to $590,753,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $189,942,000 to $404,064,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2011, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance total returns. The Fund also entered into forward currency contracts as part of its global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2011, is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $45,693,000 to $189,704,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $39,656,000 to $225,431,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$744,458	$—	$744,458
Interest Rate Contracts (b)	—	648,435	648,435
Equity Contracts (b)	—	148,600	148,600
	$744,458	$797,035	$1,541,493

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on open forward foreign currency exchange contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(1,227,420)	$—	$(1,227,420)
Interest Rate Contracts (b)	—	(716,937)	(716,937)
	$(1,227,420)	$(716,937)	$(1,944,357)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Swap Contracts	Total
Foreign Exchange Contracts (a)	$(7,083,488)	$—	$—	$(7,083,488)
Interest Rate Contracts (b)	—	4,397,182	—	4,397,182
Equity Contracts (b)	—	213,556	—	213,556
Credit Contracts (b)	—	—	800	800
	$(7,083,488)	$4,610,738	$800	$(2,471,950)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures and swap contracts, respectively
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(456,173)	$—	$(456,173)
Equity Contracts (b)	—	(289,164)	(289,164)
Interest Rate Contracts (b)	—	325,718	325,718
	$(456,173)	$36,554	$(419,619)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended October 31, 2011, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $1,322,481,215 and $1,512,451,812, respectively. Purchases and sales of U.S. Treasury securities aggregated $125,483,716 and $3,224,514, respectively.

D. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Amended and Restated Management Agreement.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. QS Investors renders strategic asset allocation services and manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Prior to December 1, 2011, pursuant to a written contract with the Advisor, Deutsche Asset Management International GmbH ("DeAMi"), a direct, wholly owned subsidiary of Deutsche Bank AG, served as a subadvisor to the Fund and was responsible for portfolio management of a portion of the large cap value allocation of the Fund. DeAMi was paid for its services by the Advisor from its fee as Investment Advisor to the Fund. The Fund's board approved the termination of DeAMi as the Fund's subadvisor and effective December 1, 2011, the Advisor assumed all day-to-day advisory responsibilites for the Fund that were previously delegated to DeAMi.

Under the Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following rates:
First $1.5 billion of the Fund's average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%

Accordingly, for the year ended October 31, 2011, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.37% of the Fund's average daily net assets.

For the period from November 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.97%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2011, the Administration Fee was $1,131,859, of which $86,673 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2011
Class A	$948,230	$224,443
Class B	25,921	6,097
Class C	35,718	7,550
Class S	413,415	105,703
Institutional Class	954	273
	$1,424,238	$344,066

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2011
Class B	$61,390	$11,465
Class C	153,562	14,537
	$214,952	$26,002

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2011	Annual Effective Rate
Class A	$2,075,413	$511,294	.25%
Class B	20,201	4,268	.25%
Class C	50,891	11,720	.25%
	$2,146,505	$527,282

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2011 aggregated $43,077.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2011, the CDSC for Class B and C shares aggregated $13,482 and $437, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares. For the year ended October 31, 2011, DIDI received $126 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the year ended October 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $28,379, of which $11,946 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Security Lending Fees. Effective July 14, 2011, Deutsche Bank AG serves as lending agent for the Fund. For the period from July 14, 2011 through October 31, 2011, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $3,839.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2011.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,600,426	$23,606,901	3,614,501	$30,702,592
Class B	33,998	305,042	83,923	706,918
Class C	255,402	2,321,762	241,926	2,048,014
Class S	1,271,512	11,498,411	1,188,412	10,096,682
Institutional Class	136,617	1,262,035	1,531	13,603
		$38,994,151		$43,567,809
Shares issued to shareholders in reinvestment of distributions
Class A	1,236,011	$11,042,832	2,855,438	$24,001,581
Class B	3,088	27,649	33,872	284,721
Class C	12,597	112,476	48,818	409,846
Class S	416,668	3,722,356	867,670	7,293,947
Institutional Class	5,276	47,727	12,705	106,912
		$14,953,040		$32,097,007
Shares redeemed
Class A	(14,995,542)	$(136,526,804)	(17,104,714)	$(144,496,251)
Class B	(419,179)	(3,810,180)	(1,073,814)	(9,081,073)
Class C	(518,026)	(4,687,663)	(636,163)	(5,366,469)
Class S	(3,791,077)	(34,536,255)	(3,890,482)	(32,834,980)
Institutional Class	(419,544)	(3,923,011)	(9,797)	(81,303)
		$(183,483,913)		$(191,860,076)
Net increase (decrease)
Class A	(11,159,105)	$(101,877,071)	(10,634,775)	$(89,792,078)
Class B	(382,093)	(3,477,489)	(956,019)	(8,089,434)
Class C	(250,027)	(2,253,425)	(345,419)	(2,908,609)
Class S	(2,102,897)	(19,315,488)	(1,834,400)	(15,444,351)
Institutional Class	(277,651)	(2,613,249)	4,439	39,212
		$(129,536,722)		$(116,195,260)

G. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and unclaimed proceeds were then paid to the Fund in the amount of $30,243. In addition, the Fund received $24,671 of non-affiliated regulatory settlements. These payments are included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended October 31, 2010.

Report of Independent Registered Public Accounting Firm

To the Shareholder of DWS Balanced Fund and Board of Trustees of DWS Market Trust:

We have audited the accompanying statement of assets and liabilities of DWS Balanced Fund (the "Fund"), a series of DWS Market Trust, including the investment portfolio, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Balanced Fund at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 27, 2011

Tax Information (Unaudited)

For corporate shareholders, 70% of the income dividends paid during the Fund's fiscal year ended October 31, 2011, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $17,541,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 13% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreements (the "Sub-Advisory Agreements" and together with the Agreement, the "Agreements") between DWS and Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of DWS, and DWS and QS Investors, LLC ("QS Investors") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board, which consists of all Independent Trustees. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS and DeAMi are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's, DeAMi's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS, DeAMi and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS, DeAMi and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fees paid to DeAMi and QS Investors, the Board noted that the fees are paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS, DeAMi and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund and its shareholders. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRBX	KTRCX	KTRSX	KTRIX
CUSIP Number	23336W 106	23336W 205	23336W 304	23336W 502	23336W 601
Fund Number	002	202	302	2033	1402

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS BALANCED FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$91,063	$0	$9,476	$0
2010	$83,333	$0	$13,768	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$285,550	$0
2010	$0	$295,930	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$9,476	$285,550	$565,608	$860,634
2010	$13,768	$295,930	$645,807	$955,505

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2010 and 2011 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Balanced Fund, a series of DWS Market Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2011